United States

Securities And Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2010

Dover Motorsports, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-11929

Delaware	51-0357525
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated With Exit or Disposal Activities.

On November 3, 2010, we issued a press release announcing the closing of our Gateway International Raceway facility. The company previously announced that it would not seek to run any NASCAR Series events at the facility in 2011. A copy of our press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

We expect to incur various costs to close the Gateway facility, including certain one-time termination benefits to employees. We estimate total closure costs to approximate $250,000.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 3, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: November 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 3, 2010, issued by Dover Motorsports, Inc.